UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2026

VIRTUIX HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-43067	46-4371395
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

11500 Metric Blvd, Suite 430 Austin, TX	78758
(Address of principal executive offices)	(Zip Code)

(512) 947-9029

 Registrant’s telephone number, including area code:

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol	Name of Exchange On Which Registered
Common Stock	VTIX	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On June 29, 2026, Virtuix Holdings Inc. (the “Company”) entered into amendments to each of the following warrants to purchase shares of Class A Common Stock (collectively, the “Warrant Amendments”) with Streeterville Capital, LLC (the “Investor”) amending the exercise price to each such warrant:

●	Amendment to the Equity Financing Warrant issued pursuant to the Securities Purchase Agreement dated August 25, 2025 (the “Equity Financing Warrant”);

●	Amendment to the Warrant to Purchase Shares of Class A Common Stock, dated as of October 30, 2025 (the “Second Debt Financing Warrant”); and

●	Amendment to the Warrant to Purchase Shares of Class A Common Stock, dated as of December 19, 2025 (the “Third Debt Financing Warrant”).

Each of the warrants listed above was previously amended to establish a reduced exercise price period (the “Reduced Exercise Price Period”) during which the exercise price was amended to $4.00 per Warrant share. The Warrant Amendments amend the exercise price to $3.00 per Warrant share. The Reduced Exercise Price Period was unchanged, and the expiration date of the warrants remains July 27, 2026. Notwithstanding the foregoing, the Company may terminate the Reduced Exercise Price Period at any time upon two (2) trading days’ prior written notice to the Investor, whereupon the exercise price will revert to the Nasdaq Valuation Price as set forth in the applicable original warrant.

All other terms and conditions of the warrants remain unchanged and in full force and effect.

The foregoing description of the Warrant Amendments does not purport to be complete and is qualified in its entirety by reference to the full text of each Warrant Amendment, copies of which are filed as Exhibits 4.1, 4.2 and 4.3 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01 Financial Statements, Pro Forma Financial Information, and Exhibits.

(d) Exhibits

4.1	Amendment to Warrant to Purchase Shares of Class A Common Stock (Equity Financing Warrant), dated June 29, 2026
4.2	Amendment to Warrant to Purchase Shares of Class A Common Stock (Second Debt Financing Warrant), dated June 29, 2026
4.3	Amendment to Warrant to Purchase Shares of Class A Common Stock (Third Debt Financing Warrant), dated June 29, 2026
104	Cover Page Interactive File (the cover page XBRL tags are embedded in the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 30, 2026

VIRTUIX HOLDINGS INC.

By:	/s/ Jan Goetgeluk
Jan Goetgeluk
Chief Executive Officer
(Principal Executive Officer)

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